UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2025

ULTA BEAUTY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33764	38-4022268
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Remington Blvd., Suite 120, Bolingbrook, Illinois 60440
(Address of Principal Executive Offices and zip code)

(630) 410-4800

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. §230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. §240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. §240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. §240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ULTA	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously announced, Paula Oyibo, the former Chief Financial Officer, Treasurer, principal financial officer, and principal accounting officer of Ulta Beauty, Inc. (the “Company” or “Ulta Beauty”), left the Company, effective June 24, 2025 (the “Separation Date”). In connection with her departure, Ulta Beauty and Ms. Oyibo entered into a Separation and Release Agreement on July 21, 2025 (the “Agreement”), pursuant to which Ms. Oyibo will receive severance benefits that include two years of annual base salary of $754,000 per year payable over two years, a lump sum payment representing her annual cash bonus for fiscal year 2025 paid at target, or 100% of annual base salary, Company-paid health care benefits for up to 18 months upon election and outplacement services. Ms. Oyibo will be subject to restrictive covenants for continuing obligations to the Company for a period of 24 months from the Separation Date, including non-competition and non-solicitation covenants. The receipt of severance benefits is conditioned upon Ms. Oyibo’s non-revocation of a general release of claims and continued compliance with the restrictive covenants. Ms. Oyibo’s outstanding unvested equity awards were forfeited in accordance with the terms and conditions of the Company’s Amended and Restated 2011 Incentive Award Plan and the applicable award agreements.

The foregoing summary of the Agreement does not purport to be a complete description of the Agreement and is qualified in its entirety by reference to the full text of the Agreement, a copy of which will be filed with the Company’s Quarterly Report on Form 10-Q for the quarter ending August 2, 2025.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULTA BEAUTY, INC.

Date: July 25, 2025	By:	/s/ Rene G. Cásares
Rene G. Cásares
Chief Legal Officer

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